EXHIBIT 21




                             DATATAB, INC. AND SUBSIDIARIES

                               EQUIPMENT AND IMPROVEMENTS

COLUMN A                       COLUMN B   COLUMN C  COLUMN D   COLUMN E  COLUMN F
---------------------------------------------------------------------------------

                                                    SALES,
                                                   DISPOSALS
                              BALANCE AT             AND         FULLY     BALANCE
                              BEGINNING  ADDITIONS ABANDONMENT DEPRECIATED AT END
CLASSIFICATION                 OF YEAR    AT COST   OF ASSETS   ASSETS    OF YEAR
-----------------------------------------------------------------------------------
Year ended
 December 31, 2001:
  Computers
   & other data
   processing
   equipment ...............   $118,033   $  --     $ --     $   --     $118,033

  Furniture
   & improvements ..........      8,647      --       --         --        8,647
                               --------   -------   ------   --------   --------
                               $126,680   $  --     $ --     $   --     $126,680
                               ========   =======   ======   ========   ========
Year ended
 December 31, 2000:
  Computers
   & other data
   processing
   equipment ...............   $118,033   $  --     $ --     $   --     $118,033

 Furniture
   & improvements ..........      8,647      --       --         --        8,647
                               --------   -------   ------   --------   --------
                               $126,680   $  --     $ --     $   --     $126,680
                               ========   =======   ======   ========   ========
Year ended
 December 31, 1999:
  Computers
   & other data
   processing
   equipment ...............   $118,033   $  --     $ --     $   --     $118,033

  Furniture
   & improvements ..........      8,647      --       --         --        8,647
                               --------   -------   ------   --------   --------
                               $126,680   $  --     $ --     $   --     $126,680
                               ========   =======   ======   ========   ========



            The notes to financial statements are made a part hereof.


                         DATATAB, INC. AND SUBSIDIARIES

                        DEPRECIATION AND AMORTIZATION OF
                           EQUIPMENT AND IMPROVEMENTS

COLUMN A                   COLUMN B     COLUMN C     COLUMN D  COLUMN E  COLUMN F
---------------------------------------------------------------------------------
                                                    SALES,
                                                   DISPOSALS
                          BALANCE AT   ADDITIONS     AND       FULLY      BALANCE
                           BEGINNING  CHARGED TO  ABANDONMENT DEPRECIATED  AT END
CLASSIFICATION              OF YEAR   OPERATIONS   OF ASSETS   ASSETS     OF YEAR
---------------------------------------------------------------------------------
Year ended
December 31, 2001:
 Computers
  & other
  data
  processing
   equipment ...........   $117,578   $    455      $   --     $   --     $ 118,033

  Furniture
   & improvements ......      8,312        101          --         --         8,413
                           --------   --------      -------    --------   ---------
                           $125,890   $    556      $   --     $   --     $ 126,446
                           ========   ========      =======    ========   =========
Year ended
December 31, 2000:
 Computers
  & other
  data
  processing
   equipment ...........   $117,054   $    524      $   --     $   --     $ 117,578

  Furniture
   & improvements ......      8,182        130          --         --         8,312
                            --------   -------      --------   --------   ---------
                            $125,236   $   654      $   --     $   --     $ 125,890
                            ========   =======      ========   ========   =========
Year ended
December 31, 1999:
 Computers
  & other
  data
  processing
   equipment ...........   $115,749   $  1,305      $   --     $   --     $ 117,578

 Furniture
   & improvements ......      8,052        130          --         --         8,182
                           --------   --------      -------   --------   ----------
                           $123,801   $  1,435      $   --     $   --     $ 125,236
                           ========   ========      =======   ========   ==========




            The notes to financial statements are made a part hereof.





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